UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

September 30, 2012

(Unaudited)

Dear Fellow Shareholders,

September 30, 2012 marks the halfway point in our fiscal year that began on March 31, 2012.  It is our fifth year in business and on the charity side that allows us to take a moment to reflect back on the success of our donations.  On the portfolio side, the last six months brought us an anemic 0.23% return, underperforming Russell 2000’s 1.60% return and the S&P 500’s gain of 3.43%.

Charity Update:

Our fifth year in business allows us the prospective of time.  Instead of just talking about the benefits of compounded returns and the effect of our Donation Matching Program, we now have the luxury of seeing the numbers.  As luck would have it, I had the opportunity to have this exact conversation with one of our investors just a few weeks back.  This person invested $60,000 in the fund in 2008, and with donation matching his designated charity, Earthwatch, received a $500 donation in March of 2009.  By March of 2010, the gift rose to $1,000.00.  March of 2011 brought with it a donation of $2,000.00.  By this March 31, the investment value had risen to just over $100,000.00.  When combining this growth in assets along with the growth of the Donation Matching Program, Earthwatch received a $5,000.00 donation this year and is on target to receive a similar donation or greater in 2013.  So in total this investor has given his favorite charity an additional $8,500.00 over the last four years from funds that he personally would have expected to pay to the investment manager.  Needless to say, this investor is very pleased with the power of “Sustainable Giving”.  After four and on half years, we are pleased to know that we have a lot of stories like this, and that motivates us to work diligently to create many, many more.

For the twelve months ending September 30, 2012, the Fund had a donation rate of 0.50% and an average month-ending Matching Premium of $9.71.  That means that for every $1.00 in donations given by our typical investor, our Donation Matching Investors gifted an additional $9.71, on average, of matching funds to the chosen charity/ies.

Average Month-End Donation Information

October 1, 2011 through September 30, 2012

	Davlin Philanthropic Fund	Russell 2000	S&P 500
Donation Rate Matching Premium	0.50% $9.71	0.00% $0.00	0.00% $0.00

The Matching Premium is the average additional donation made for every $1.00 in gifts.

Market Update:

In our September 2011 Semi-Annual Report and our March 2012 Annual Report, we wrote about how the financial sector dragged down the market and allowed us the opportunity to buy some great companies at some very cheap prices. The six month period ending September 30, 2012 was no different in that the financial sector led the market down, but very different in how the financial sector rallied back and through its third quarter earnings.  In fact, we now believe that the financial sector has seen its bottom (baring a major political or economic surprise of which there could be many) and that it is being replaced as the worst performing sector by the technology and/or industrial sectors.

The market started April under pressure and continued down until it bottomed on June 4, with the Russell 2000 down 11.0%, and then rallied back to finish the 6 month period with the Russell 2000 up 1.60% and the S&P 500 up 3.43%.  During the same period the Davlin Philanthropic Fund was up an unremarkable 0.23%.  As they say, “there was a lot of traveling involved, but we did not cover much ground”.  The good news about “traveling” with the market is that it gives us opportunities to make some great investments.  The drop in April & May was once again led down by the financials among others.  The high profile “whipping boy” of the media and the market was JP Morgan after it announced a $5.0 billion charge to the second quarter earnings as a result of its derivative investments.  While this was a significant loss, JPM’s strong financial position could easily absorb it.  The political fall-out was harder to quantify, but we concluded that it could be handled.  We took this opportunity to build JPM in to one of the largest positions in our fund.  We also took this opportunity to increase our positions in other quality financials like Morgan Stanley, Gamco Investors, and some insurance companies like Fairfax Financial Holdings, Ace Limited, and Safety Insurance.  As the market rallied back from June through September, the financial sector was one of the leaders and gave us some nice unrealized gains.  As of the writing of this letter, the third quarter earnings for most of the big financials have been reported and they were quite strong.  In fact, JPM reported record earnings of $1.40 a share and the stock is now trading around $42.00 up from a June 4th low of $30.52.

In contrast to the strong financial sector, the third quarter earnings for the technology and industrial sectors are coming in surprisingly weak.  On the technology side, the new projections are for global PC sales to be down for the first time in eleven years.  Reinforcing these projections, the PC and semi-conductor companies are reporting huge disappointments.  The industrial numbers are just as bad.  Such bellwether firms as 3M, Caterpillar and DuPont have announced notable shortfalls.  These two sectors are leading the market down in October and we believe will provide us with some great investment opportunities going forward.  The good news is that our fund is underweighted both technology and industrials, so we should benefit from this trend.

On a history-to-date basis, the Davlin Philanthropic Fund delivered an average annualized return of 8.13%, outperforming both the 4.64% delivered by the Russell 2000 and the 3.65% delivered by the S&P 500.

Performance Numbers for YTD Fiscal 2013

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2012 Through September 30, 2012 Fund Compared to Index	0.23%	1.60% (1.37)%	3.43% (3.20)%

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	Russell 2000	S&P 500
October 1, 2009 Through September 30, 2012 Fund Compared to Index	8.88%	12.97% (4.09)%	13.19% (4.31)%

Note: These are annualized returns.

Performance Numbers for History-to-Date

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through September 30, 2012 Fund Compared to Index	8.13%	4.64% +3.49%	3.65% +4.48%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Portfolio Highlights:

As of September 30th our top two “Best Performers” were Aercap Holdings N.V and Nathan’s Famous, Inc.  We wrote about Aercap in the March 2010 Annual, so let’s focus on Nathan’s Famous (NATH) – the hotdog franchiser.  NATH has 269 franchisees in the US and 30 franchisees abroad and also sells its products to food service companies and retail supermarkets (through a licensing agreement). We started buying the stock in 2010 for just over $16.00 a share, or roughly ten times earnings once adjusted for the net $5.00 a share in cash.  The sales were growing around 5 to 10% a year.  The company was extremely profitable with an average return on asset over 11% and return on equity over 15%.  The company was not paying a dividend, but it was buying back stock each year.  With a market-cap of under $100M, nobody was paying any attention to the stock but we saw it as a great company at a great price.  One of the most interesting things was that NATH was in the middle of an expensive legal battle in an attempt to cancel its licensing agreement with the company that sells its hotdogs into supermarkets and grocery stores.  The numbers showed that the licensee was actual growing sales and doing an OK job at getting the product into stores.  The current agreement ends in 2014, but NATH still viewed it as a good investment to spend millions in an attempt to end the agreement early.  They lost the suit, but NATH clearly believes that they will benefit when the contract ends in 2014.  At the beginning of the year, NATH made a tender offer to buy back 10% of the company’s shares at $20 to $22.  We took that opportunity to add to our position.  NATH ended the quarter at $31.45 a share and we feel that there is still more up-side, especially after 2014.

Our top three “Worst Performers” in the portfolio were RadioShack, Gleacher & Company, and the Global X Uranium ETF.  Since we wrote about RadioShack in our March 2012 Annual and Gleacher in our September 2010 Semi-Annual, let’s cover Global X Uranium ETF (URA).  URA is an ETF (Exchange Traded Fund) of the uranium miners around the world.  We started looking at uranium back in 2010 when it became clear to us that the BRIC countries were making a long-term investment in new plants that will fundamentally increase the demand for uranium.  At the time around 60 new nuclear power plants were under construction, with China, India & Russia accounting for around 45 plants and 30 more plants in the permitting phase.  The US government was even taking applications for new nuclear plants.  The public miners are a limited group located in Canada, Australia and the US.  The ETF gave us exposure to all these markets, so we took a very small starting position at $19.31 in December of 2010.  Three months later on March 11, 2011, the Japanese earthquake and tsunami hit the Fukushima nuclear power plant.  That disaster sent the ETF down to $15 and we added to our position.  Our investment thesis revolved around assuming the worst.  We assumed that politicians would take the stage and once again proclaim nuclear energy unsafe and that they would vote to cancel all the planned new plants and close all the currently running nuclear plants.  This thesis is about as extreme as we could image, but even under this scenario, we were interested in buying more uranium.  Since roughly 75% of the nuclear plants under construction were located in China, Russia, and India, we concluded that those countries would most likely not alter their construction plans, other than to add more safety features.  China and India need the power to stabilize their political base, so they would not delay any construction.  We thought the same would be true for Russia, because Vladimir Putin personally backed the nuclear power program and he has no history of bending to public pressure.  That left the rest of the world.  They may cancel the new plants, but demand for uranium would still grow.  But what if they called for the phase-out of all nuclear power (which Germany & Japan have since done)?  Our thesis was that such a strategy would take at least 20 years to plan, permit and build enough new power facilities to replace the closed facilities.  We concluded that there would be huge political fallout from citizens near the new power plants, the hundreds of billions in public funding required (since the private market could not fund it currently), and the endless brown-outs that would come with rebalancing a power grid that is losing 10 nuclear plants and getting 15 new coal, oil, gas fired plants.  In Europe, you also must consider the additional CO2 output, which the public will never allow.  Our conclusion was that in the developed world the politician would scream about the evils of nuclear energy, pass some additional safety requirements, but not fundamentally affect the growing demand for uranium.  We bought more shares as the price fell all the way down to $8.12.

So what went wrong with our thesis?  While Germany (9 reactors) & Japan (55 reactors) did announce a full phase-out of all current nuclear plants, German’s announcement did not affect current demand and may not affect future demand.  In its current form, Germany’s plans are too flawed to take seriously. Japan did close all of it nuclear plants, which is constraining its economy drastically and affecting the demand for uranium slightly.  The big drop in demand came as nuclear reactors decided not to stockpile unused uranium “onsite” at the nuclear facilities.  This has resulted is a significant short-term drop in demand.  Since there are no industry numbers on unspent uranium stockpiles, we don’t know how long it will take to work through, but after this inventory correction ends we still expect uranium demand to grow faster than the supply.  In fact, all the macro indicators for a long-term growth in uranium demand have improved in the last year.  This story is still a long way from being written and we still expect to benefit long term.  We will keep you posted.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund and consider sharing our story with your friends and favorite non-profits.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions as of September 30, 2012:

% Net Assets

1.   Village Super Market, Class A

2.50%

2.   Toyota Motors Corp ADR

2.46%

3.   JP Morgan Chase & Co.

2.43%

4.   Aercap Holdings N.V.

2.37%

5.   Ceradyne, Inc.

2.36%

6.   Nathan’s Famous, Inc.

2.29%

7.   Noble Corp. F

2.21%

8.   Ace Limited

2.15%

9.   Travelers Companies, Inc.

2.05%

10. Cummins, Inc.

2.04%

 Total:

          22.86%

Top 5 Best Performers:

Realized and Unrealized Gains

1.  Aercap Holdings N.V.

$70,048

2.  Nathon’s Famous, Inc.

$65,035

3.  Wellcare Health Plans, Inc.

$63,239

4.  Monster Beverage Corp.

$60,590

5.  Village Super Markets, Inc. Class A

$55,442

Total:

          $314,354

Top 5 Worst Performers:

Realized and Unrealized Losses

1. RadioShack Corp.

$86,547

2. Gleacher & Company, Inc.

$79,796

3. Global X Uranium ETF

$34,027

4. JMP Group, Inc.

$23,102

5. Dover Downs Gaming & Entertainment, Inc.

$20,060

Total:

          $243,532

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2012 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	1 Year	3 Year	Since Inception	Value
Davlin Philanthropic Fund	22.97%	8.88%	8.13%	$14,003
Russell 2000 Index	31.91%	12.97%	4.64%	$12,161
S&P 500 Index	30.20%	13.19%	3.65%	$11,673

20,000
15,000
10,000
5,000
-
Davlin Philanthropic Fund
Russell 2000 Index
S&P 500 Index
6/11/2008 (Fund Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12
June-12
September-12

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

DAVLIN PHILANTHROPIC FUND

PORTFOLIO ANALYSIS

SEPTEMBER 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Davlin Philanthropic Fund
	Schedule of Investments
	September 30, 2012 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 77.84%

Aircraft Parts & Auxiliary Equipment - 1.37%
3,900	Spirit Aerosystems Holdings, Inc. Class A *	$ 86,619

Bottled & Canned Soft Drinks - 1.20%
1,400	Monster Beverage Corp. *	75,684

Communications Services, NEC - 1.16%
13,100	RRSat Global Communications Network Ltd. (Israel)	73,229

Computer & Office Equipment - 1.05%
3,900	Hewlett-Packard Co.	66,534

Cookies & Crackers - 0.72%
800	J&J Snack Foods Corp.	45,864

Crude Petroleum & Natural Gas - 1.00%
3,800	WPX Energy, Inc. *	63,042

Engines & Turbines - 2.04%
1,400	Cummins, Inc.	129,094

Fire, Marine & Casualty Insurance - 8.88%
1,800	ACE Ltd. (Switzerland)	136,080
275	Fairfax Financial Holdings Ltd. (Canada) *	106,378
4,000	Montpelier RE Holdings Ltd. (Bermuda)	88,520
2,200	Safety Insurance Group, Inc.	100,936
1,900	Travelers Companies, Inc.	129,694
		561,608
Footwear - 1.42%
4,400	Sketchers USA, Inc. Class A *	89,760

Hospital & Medical Service Plans - 1.70%
1,900	Wellcare Health Plans, Inc. *	107,445

Industrial Instruments for Measurement - 1.09%
2,000	Cognex Corp.	69,160

Investment Advice - 3.14%
800	Franklin Resources, Inc.	100,056
3,500	Legg Mason, Inc.	86,380
1,000	Manning & Napier, Inc. Class A	12,190
		198,626
Meat Packing Plants - 1.96%
55	Seaboard Corp. *	124,307

Metal Mining - 0.55%
880	Freeport-McMoran Copper & Gold, Inc.	34,830

Miscellaneous Manufacturing Industries - 3.62%
6,100	Ceradyne, Inc.	149,023
3,000	Hillenbrand, Inc.	54,570
1,100	Oil-Dri Corp. of America	25,454
		229,047
Motor Vehicles & Passenger Cars - 2.46%
1,980	Toyota Motor Corp. ADR (Japan)	155,450

National Commercial Banks - 3.52%
3,800	JPMorgan Chase & Co.	153,824
2,000	Wells Fargo & Co.	69,060
		222,884
Oil and Natural Gas - 8.71%
1,350	BP Plc ADR (United Kingdom)	57,186
1,100	Conoco Phillips	62,898
1,000	Marathon Oil Corp.	29,570
1,400	Marathon Petroleum Corp.	76,426
3,900	Noble Corp. (Switzerland)	139,542
1,750	Phillips 66	81,148
3,300	Valero Energy Corp.	104,544
		551,314
Paper Mills - 0.55%
2,700	Resolute Forest Products, Inc. *	35,100

Primary Production of Aluminum - 1.11%
1,200	Kaiser Aluminum Corp.	70,068

Private Equity Firm - 1.03%
5,100	MVC Capital, Inc.	65,280

Retail - Eating Places - 2.29%
4,600	Nathans Famous, Inc. *	144,670

Retail - Grocery Stores - 4.19%
1,100	Arden Group, Inc. Class A	106,722
4,300	Village Super Market, Inc. Class A	158,068
		264,790
Retail - Miscellaneous Shopping - 1.93%
10,600	Staples, Inc.	122,112

Retail - Radio, TV & Consumer Electronics - 0.42%
11,200	RadioShack Corp. *	26,656

Rolling Drawing & Extruding of Nonferrous Metals - 0.76%
2,000	RTI International Metals, Inc. *	47,880

Savings Institution, Federally Chartered - 2.24%
5,600	People's United Financial, Inc.	67,984
3,200	Territorial Bancorp, Inc.	73,440
		141,424
Search, Detection, Navigation, Guidance, Aeronautical Sys - 1.78%
2,700	Garmin Ltd. (Switzerland)	112,698

Security Brokers, Dealers & Flotation Companies - 5.16%
2,200	Gamco Investors, Inc. Class A	109,450
76,300	Gleacher & Company, Inc. *	55,699
11,100	JMP Group, Inc.	60,939
6,000	Morgan Stanley	100,440
		326,528
Security & Commodity Brokers, Dealers, Exchanges & Services - 0.31%
800	NYSE Euronext, Inc.	19,720

Semiconductors & Related Devices - 0.70%
1,600	Texas Instruments, Inc.	44,088

Services-Advertising Agencies - 0.70%
2,600	ValueClick, Inc. *	44,616

Services-Amusement & Recreation Services - 0.85%
21,600	Dover Downs Gaming & Entertainment, Inc.	53,784

Services-Equipment Rental & Leasing - 2.37%
12,000	AerCap Holdings N.V. (Netherlands) *	150,000

Sporting & Athletic Goods, NEC - 0.09%
4,000	Cybex International, Inc. *	5,760

State Commercial Banks - 3.58%
4,500	Bank of NY Mellon Corp.	101,790
8,000	Glacier Bancorp, Inc.	124,720
		226,510
Telephone Communications (No Radio Telephone) - 1.08%
1,500	Verizon Communications, Inc.	68,355

Water Transportation - 1.11%
1,450	Tidewater, Inc.	70,368

TOTAL COMMON STOCKS (Cost $4,082,461) - 77.84%		$ 4,924,904

EXCHANGE TRADED FUNDS - 4.53%
700	ETFS Palladium Trust *	43,995
320	ETFS Platinum Trust *	52,282
6,400	Global X Uranium ETF *	48,960
1,600	IShares MSCI South Korea Index Fund	94,608
3,000	Proshares Ultrashort 20+ year Treasury *	46,770
		286,615

TOTAL EXCHANGE TRADED FUNDS (Cost $289,840) - 4.53%		$ 286,615

PREFERRED STOCK - 2.42%
375	Southern California Edison Co. PFD 5.349% **	37,688
5,200	The Goldman Sachs Group, Inc. 2010 PFD-C 4.00% **	115,596
		153,284

TOTAL PREFERRED STOCK (Cost $130,058) - 2.42%		$ 153,284

REAL ESTATE INVESTMENT TRUSTS - 4.85%
9,200	Chatham Lodging Trust	127,696
11,100	Franklin Street Properties Corp.	122,877
2,400	Pebblebrook Hotel Trust	56,136
		306,709

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $290,286) - 4.85%		$ 306,709

SHORT TERM INVESTMENTS - 10.53%
666,144	Fidelity Institutional Money Market Portfolio 0.21%**	666,144

TOTAL SHORT-TERM INVESTMENTS (Cost $666,144) - 10.53%		$ 666,144

TOTAL INVESTMENTS (Cost $5,458,789) - 100.18%		6,337,656

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.18)%		(11,334)

NET ASSETS - 100.00%		$ 6,326,322

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2012.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
September 30, 2012 (Unaudited)

Assets:
Investments, at Fair Value (Cost $5,458,789)	$ 6,337,656
Receivables:
Dividends and Interest	6,643
Total Assets	6,344,299
Liabilities:
Accrued Management Fees (Note 4)	5,231
Accrued Charitable Contributions (Note 4)	2,615
Securities Purchased	10,131
Total Liabilities	17,977
Net Assets	$ 6,326,322

Net Assets Consist of:
Paid In Capital	$ 5,460,138
Accumulated Net Investment Loss	(19,672)
Accumulated Realized Gain on Investments	6,989
Unrealized Appreciation in Value of Investments	878,867
Net Assets, for 494,410 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 6,326,322

Net Asset Value and Offering Price Per Share ($6,326,322/494,410)	$ 12.80

Minimum Redemption Price ($12.80 x 0.99)*	$ 12.67

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

Davlin Philanthropic Fund
Statement of Operations
For the Six Months Ended September 30, 2012 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $1,186)	$ 63,839
Interest	177
Total Investment Income	64,016

Expenses:
Advisory Fees (Note 4)	28,993
Charitable Contributions (Note 4)	14,496
Total Expenses	43,489

Net Investment Income	20,527

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	8,766
Net Change in Unrealized Depreciation on Investments	(5,493)
Net Realized and Unrealized Gain on Investments	3,273

Net Increase in Net Assets Resulting from Operations	$ 23,800

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2012	3/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 20,527	$ 13,323
Net Realized Gain on Investments	8,766	108,589
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,493)	126,554
Net Increase in Net Assets Resulting from Operations	23,800	248,466

Distributions to Shareholders From:
Net Investment Income	-	(65,578)
Realized Gains	-	(153,928)
Net Change in Net Assets from Distributions	-	(219,506)

Capital Share Transactions:
Proceeds from Sale of Shares	447,817	2,135,475
Shares Issued on Reinvestment of Dividends	-	219,209
Cost of Shares Redeemed	(13)	-
Net Increase in Net Assets from Shareholder Activity	447,804	2,354,684

Net Assets:
Net Increase in Net Assets	471,604	2,383,644
Beginning of Period	5,854,718	3,471,074
End of Period (Including Accumulated Net Investment
Loss of $(19,672) and $(40,199), respectively)	$ 6,326,322	$ 5,854,718

Share Transactions:
Shares Sold	35,802	176,528
Shares Issued on Reinvestment of Dividends	-	19,078
Shares Redeemed	(1)	-
Net Increase in Shares	35,801	195,606
Outstanding at Beginning of Period	458,609	263,003
Outstanding at End of Period	494,410	458,609

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months						For the Period *
	Ended		Year Ended		Year Ended	Year Ended	Ended
	9/30/2012		3/31/2012		3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 12.77		$ 13.20		$ 11.50	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.04		0.04		0.06	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.01)		0.04	±	1.81	3.39	(1.74)
Total from Investment Operations	0.03		0.08		1.87	3.49	(1.65)

Distributions from:
Net Investment Income	-		(0.15)		(0.14)	(0.27)	(0.07)
Capital Gains	-		(0.36)		(0.03)	-	-
Total Distributions	-		(0.51)		(0.17)	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 12.80		$ 12.77		$ 13.20	$ 11.50	$ 8.28

Total Return ***	0.23%		1.03%		16.35%	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6,326		$ 5,855		$ 3,471	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets	1.50%	****	1.52%	†	1.50%	1.50%	1.50%	****
Ratio of Net Investment Income to Average Net Assets	0.71%	****	0.30%		0.52%	1.01%	1.23%	****
Portfolio Turnover Rate	5.30%		14.37%		20.60%	27.84%	33.20%

*   Commencement of Investment Operations on June 11, 2008.

**   Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than a year.

†  0.02% is attributable to excise tax expense.

± Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012 (UNAUDITED)

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2009 - 2012, or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  As of and during six months ended September 30, 2012, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2012:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,924,904	$ -	-	$ 4,924,904
Exchange Traded Funds	286,615	-	-	286,615
Preferred Stock	153,284	-	-	153,284
Real Estate Investment Trusts	306,709	-	-	306,709
Short-Term Investments	666,144	-	-	666,144
Total	$ 6,337,656	$ -	-	$ 6,337,656

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the six months ended September 30, 2012.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2012. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2012. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended September 30, 2012, the Adviser was paid fees of $28,993, and was owed $5,231.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the six months ended September 30, 2012, the Fund donated $14,496 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  In total, four of the other seven trustees of the Foundation are also trustees of the Trust.  At September 30, 2012, the Fund owed $2,615 to the Foundation.

Note 5. Investment Transactions

For the six months ended September 30, 2012, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $779,042 and $284,850, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at September 30, 2012, was $5,458,789.

At September 30, 2012, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$1,273,082	$(394,215)	$878,867

Note 6. Distributions to Shareholders

During the six months ended September 30, 2010, the Fund did not pay any distributions.

On December 28, 2011, the Fund declared an income distribution of $0.1520 per share, a short term capital gain distribution of $0.0295, and a long term capital gain distribution of $0.3272.  The distribution was paid on December 28, 2011 to shareholders of record on December 27, 2011.  The tax character of the $219,506 paid was $78,309 ordinary income and $141,197 realized gain.

On December 28, 2010, the Fund declared an income distribution of $0.1362 per share and a long term capital gain distribution of $0.0358.  The distribution was paid on December 28, 2010, to shareholders of record on December 27, 2010.  The tax character of the $42,062 paid was $33,309 ordinary income and $8,753 realized gains.

Note 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2012, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 8.  Distribution Plan

The Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

Note 9.  Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Davlin Philanthropic Fund
Expense Illustration
September 30, 2012 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2012 through September 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2012	September 30, 2012	April 1, 2012 to September 30, 2012

Actual	$1,000.00	$1,002.35	$7.53
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2012 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlinFunds.org or by calling 1-877-Davlin-8.

Approval of Management Agreement

The Trustees deliberated and considered the following factors, summarized below, in their evaluation of renewal of the Management Agreement with the Advisor.

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Advisor, the Board considered the Advisor's investment philosophy and strategy.  In addition, the Trustees reviewed the Advisor's Form ADV which described the operations and policies of the Advisor.  The Trustees also reviewed a description of the organizational structure of the Advisor, noting that the Advisor operates with a single member, William E.B. Davlin, performing all the functions of the Advisor.  The Trustees noted that, while the Advisor does not have the depth as represented by number of employees that other adviser's may possess, Mr. Davlin devotes the majority of his time to the Fund and is not distracted by having other accounts to manage.  Therefore, the Trustees concluded that the Advisor is adequately staffed relative to its responsibilities and obligations to the Fund.  They also observed that the Advisor's operational and compliance processes are well designed and give the Trustees confidence that the Fund will continue to be managed in conformity with its investment objective and restrictions.  Additionally, the Trustees noted some of the prominent features of the Advisor's investment process, including ongoing reviews of financial market developments and supporting the Fund via a website and general promotional activities.  The Advisor certified to the Board that it had complied with the Trust's Code of Ethics.  The Board also reviewed the Advisor’s unaudited balance sheet and income statement for the period ended December 31, 2011.  The Trustees concluded that the Advisor can fulfill any financial obligation to the Fund.  The Trustees concluded that the Advisor has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Advisor were reasonable and consistent with the Board's expectations.

Performance.  The Board considered the past performance of the Fund noting that for the one-year period, it had outperformed the Russell 200 Index, but lagged the index over the three-year period, while outperforming the index for the since-inception period from June 11, 2008 to March 31, 2012.  The Board then considered the Fund’s performance versus a peer group of a group of similar funds selected from a Morningstar database.  The peer group was assembled by the Advisor and consisted primarily of domestic equity value no-load funds with assets above $1 million and less than $50 million.  The Board noted that the Fund’s performance exceeded the peer group over both one-year and three-year periods.  The Trustees noted they were satisfied with the Fund’s performance.

Fees and Expenses.  The Board noted that the Advisor charges a 1.00% unitary-style annual advisory fee for the based on the average net assets of the Fund.  The Board noted that because of the unitary-style fee, a separate peer group analysis of only management fees was not relevant because management fees could not be separated from total expenses.  The Board also noted the Fund's total expenses of 1.50% were slightly above the peer average of 1.45% but within a range of reasonable total expenses when compared to the level of fees paid by a reference group of other similarly managed mutual funds.  The Trustees concluded that the Fund's management fee, as an element of total fees, is in a range of reasonable fees when compared to a group of similarly managed funds, and is acceptable in light of the quality of the services the Fund expects to continue to receive from the Advisor.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board concluded that economies of scale was not relevant at this time due to the small size of the Fund.

Profitability.  The Board considered the anticipated profits to be realized by the Advisor in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  As to profits realized by the Advisor, the Board reviewed information regarding the Advisor’s income and expenses for the period ended December 31, 2011.  The Board noted that the Advisor has not been profitable or only slightly profitable with respect to the Fund.  The Board then discussed additional benefits received by the Advisor from the Fund and agreed there were none.  They concluded that the Advisor was not excessively profitable and the Board was satisfied that the Advisor's level of profitability from its continued relationship with the Fund would not be excessive.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved renewal of the Management Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date November 29, 2012

*Print the name and title of each signing officer under his or her signature.